ANNUAL REPORT

                            [american century logo]
                                    American
                                  Century(sm)

                                 March 31, 1997

                                     BENHAM
                                     GROUP

                           Premium Government Reserve
                            Premium Capital Reserve
                                  Premium Bond

[front cover]


                               TABLE OF CONTENTS

Report Highlights........................................... 1
Our Message to You.......................................... 2
Period Overview............................................. 3
Corporate Credit Review..................................... 4
Premium Government Reserve
     Performance & Portfolio Information.................... 5
     Management Q & A....................................... 6
     Schedule of Investments................................ 8
     Financial Highlights...................................26
Premium Capital Reserve
     Performance & Portfolio Information.................... 9
     Management Q & A.......................................10
     Schedule of Investments................................12
     Financial Highlights...................................27
Premium Bond
     Performance & Portfolio Information....................15
     Management Q & A.......................................16
     Schedule of Investments................................19
     Financial Highlights...................................28
Statements of Assets and Liabilities........................21
Statements of Operations....................................22
Statements of Changes in Net Assets.........................23
Notes to Financial Statements...............................24
Report of Independent Auditors..............................29
IRA/403(b) Information......................................30
Background Information
     Investment Philosophy & Policies.......................32
     Comparative Indices....................................32
     Lipper Rankings........................................32
     Portfolio Management Team..............................32
     Credit Research Team...................................32
Glossary....................................................33

American Century Investments offers you nearly 70 fund choices covering stocks, bonds, money markets, specialty investments and blended portfolios. To help you find the funds that may meet your needs, we have divided American Century funds into three groups based on investment style and objectives. These groups, which appear below, are designed to help simplify your fund decisions.

                  American Century Investments--Family of Funds

       BENHAM GROUP           AMERICAN CENTURY GROUP     TWENTIETH CENTURY GROUP

    MONEY MARKET FUNDS          ASSET ALLOCATION &
   GOVERNMENT BOND FUNDS        BALANCED FUNDS              U.S. GROWTH FUNDS
  DIVERSIFIED BOND FUNDS   CONSERVATIVE EQUITY FUNDS       INTERNATIONAL FUNDS
   MUNICIPAL BOND FUNDS         SPECIALTY FUNDS

Premium Government Reserve
  Premium Capital Reserve
       Premium Bond


We welcome your comments or questions about this report.
See the back cover for ways to contact us by mail, phone or e-mail.

Twentieth Century and the Benham Group are registered marks of American Century Services Corporation and Benham Management Corporation, respectively. American Century is a service mark of American Century Services Corporation.


                                                    American Century Investments


                               REPORT HIGHLIGHTS

Period Overview

o The U.S. economy expanded much faster than expected during the twelve months ended March 31, 1997. Despite strong economic growth, inflation remained tame.

o The Fed raised short-term interest rates in late March in an effort to pre-empt inflation going forward.

o Changing expectations of Fed policy caused bond yields to fluctuate throughout the period.

o Mortgage-backed securities were the best-performing fixed-income sector, while corporate debt outperformed both Treasury and government agency securities.

Corporate Credit Review

o    A strong  U.S.  economy  led to  improved  corporate  credit  during  1996.
     According  to  bond-rater  Moody's  Investors  Service,   corporate  credit
     upgrades outpaced downgrades by 283 to 184 in 1996.

o Despite the generally positive credit outlook, many "sub-prime" auto lenders--so called because they make loans to borrowers with poor credit histories--defaulted on debt payments or suffered credit rating downgrades.

Premium Government Reserve

o For the fiscal year ended March 31, 1997, the fund returned 5.07%, compared with the 5.08% average return of its peers.

o We maintained about 10% to 15% of the portfolio in floating-rate notes to try to improve the fund's ability to capture rising interest rates.

o Going forward, we expect strong economic growth and low levels of unemployment may cause interest rates to trend higher.

Premium Capital Reserve

o For the fiscal year ended March 31, 1997, the fund matched the 5.13% return of its peer group average.

o Some money market funds were hit by defaults and rating downgrades on debt issued by sub-prime auto lenders, but Premium Capital Reserve was unaffected because these risky issuers failed to meet our strict credit criteria.

o Going forward, we expect strong economic growth and low levels of unemployment may cause interest rates to trend higher.

Premium Bond

o For the fiscal year ended March 31, 1997, the fund returned 4.57%, compared with the 4.23% average return of its peers.

o With bond prices trading in a range throughout the period, we maintained a defensive posture, keeping the fund's duration at or below neutral.

o Rather than try to guess the Fed's interest rate intentions, we'll take a conservative approach to managing the fund's duration and average maturity going forward.

                               Premium Government

                      Total Returns:           AS OF 3/31/97
                         6 Months                     2.50%*
                         1 Year                        5.07%
                      7-Day Current Yield:             5.02%
                      Net Assets:              $38.8 million
                         (AS OF 3/31/97)
                      Inception Date:                 4/1/93
                      Ticker Symbol:                   TWPXX


                                Premium Capital

                      Total Returns:           AS OF 3/31/97
                         6 Months                     2.52%*
                         1 Year                        5.13%
                      7-Day Current Yield:             4.95%
                      Net Assets:               $154 million
                         (AS OF 3/31/97)
                      Inception Date:                 4/1/93
                      Ticker Symbol:                   TCRXX


                                  Premium Bond

                      Total Returns:           AS OF 3/31/97
                         6 Months                     2.48%*
                         1 Year                        4.57%
                      Net Assets:              $21.7 million
                         (AS OF 3/31/97)
                      Inception Date:                 4/1/93
                      Ticker Symbol:                     N/A

                      * Not annualized.


Annual Report                                             Report Highlights    1


                               OUR MESSAGE TO YOU

[photo of James E. Stowers III and James M. Benham]

March 31, 1997, marked the end of an eventful year for our company and the Benham Premium Reserve funds. Over the past twelve months, money market rates fluctuated sharply in response to changing interest rate expectations. In U.S. bond markets, mortgage-backed and corporate securities produced strong returns, outperforming Treasury and government agency bonds. In the following pages, our investment management team provides further details about these markets and how your fund was managed during the year.

In January, nearly two years of integration between Twentieth Century and The Benham Group culminated when we began serving you as American Century Investments. Under this new name, we have combined our offerings of nearly 70 funds.

The new name also introduces three new groupings for the funds--the Benham Group (money market and bond funds), the American Century Group (asset allocation, balanced, conservative equity and specialty funds) and the Twentieth Century Group (growth and international equity funds). The Premium Reserve funds have moved to the Benham Group because their investment goals match key attributes of that group.

In reviewing this report, you may notice some changes. Based on investors' feedback, our shareholder reports have been redesigned with added features, including a one-page report summary, a glossary, more charts and graphs, and expanded management Q & A and background information sections. By June, all American Century shareholder reports will have been converted to this format.

We appreciate your confidence in American Century and look forward to continuing to serve you.

Sincerely,

/s/James E. Stowers III                     /s/James M. Benham
James E. Stowers III                        James M. Benham
President and Chief Executive Officer       Vice Chairman
American Century Companies                  American Century Companies


2    Our Message to You                             American Century Investments


                                PERIOD OVERVIEW

U.S. Economy

The U.S. economy expanded by 4.1% during the twelve months ended March 31, 1997. Strong employment and income growth coupled with the highest levels of consumer confidence in six years helped the economy grow at a 4.7% annual rate during the second quarter of 1996. While the pace of growth slowed to 2.1% during the third quarter, the economy came back in the fourth quarter to expand at a 3.8% annual rate. According to the government's initial estimate, the economy expanded at a much-stronger-than-expected 5.6% annual rate during the first quarter of 1997.

Despite strong economic growth, inflation remained tame in 1996 and early 1997. During the twelve months ended March 1997, consumer prices rose by just 2.8%. Though wages rose during the period, overall labor costs were kept in check by lower health care and benefit costs. A stronger dollar also helped keep inflation at bay by making imported goods less expensive for U.S.
consumers.

Although inflation was modest, the U.S. Federal Reserve (the Fed) raised short-term interest rates in March 1997 in an effort to pre-empt higher inflation going forward. While we believe that the Fed may raise rates further, we don't expect rates to move sharply higher. "Real" short-term interest rates--stated rates minus the rate of inflation--are already at levels that would typically inhibit economic growth.

U.S. Bond Market

Changing expectations of Fed interest rate policy caused bond yields to fluctuate sharply between April 1996 and March 1997. Rates edged decidedly higher over the last half of the period because of surging economic growth and critical comments on inflation by ranking Fed officials. As a result, yields finished the period about 20-70 basis points (a basis point equals 0.01%) higher across the maturity spectrum.

At the short end of the yield curve, three-month Treasury bill (T-bill) yields, which tend to reflect market participants' future expectations for short-term interest rates, traded in a range between 4.92% and 5.40%. Overall, the yield on the three-month T-bill rose from 5.13% at the beginning of the period to 5.32% on March 31.

Treasury notes and bonds produced modest returns during the year ended March 31. Because of rising interest rates, securities with shorter maturities-- which usually suffer less price depreciation when interest rates rise--performed better than longer-term securities. For example, the two-year Treasury note posted a 5.65% return for the year, while the 30-year Treasury bond returned 1.65%. The yield on the 30-year Treasury bond, which fell to a low of 6.35% in December, closed the period at 7.10%.

Mortgage-backed securities were the best-performing fixed-income sector during the one-year period. Corporate securities also produced strong returns, outperforming Treasury and government agency securities. Strong demand for these securities caused yield spreads (the difference in yield between mortgage-backed or corporate securities and Treasurys) to tighten to historically low levels.

[line graph - data below]

TREASURY YIELD CURVES

Years to Maturity       3/31/96          3/31/97
1                        5.376            5.997
2                        5.752            6.411
3                        5.884            6.562
4                        6.02             6.650
5                        6.078            6.748
6                        6.179            6.799
7                        6.28             6.850
8                     6.29433333          6.868
9                     6.30866667          6.887
10                       6.323            6.905
11                      6.3744            6.935
12                      6.4258            6.965
13                      6.4772            6.995
14                      6.5286            7.025
15                       6.58             7.055
16                       6.632            7.084
17                       6.684            7.113
18                       6.736            7.142
19                       6.788            7.171
20                       6.84             7.200
21                       6.823            7.190
22                       6.806            7.180
23                       6.789            7.170
24                       6.772            7.160
25                       6.755            7.150
26                      6.7378            7.139
27                      6.7206            7.128
28                      6.7034            7.117
29                      6.6862            7.106
30                       6.669            7.095

Source: Bloomberg Financial Markets


Annual Report                                               Period Overview    3


                            CORPORATE CREDIT REVIEW

A strong U.S. economy led to improved corporate credit conditions during the twelve months ended March 31, 1997. Steady corporate earnings growth contributed to a record number of corporate credit rating upgrades. According to bond-rating agency Moody's Investors Service, upgrades outpaced downgrades during 1996 by 283 to 184, a ratio of 3 to 2.

Specific industries benefiting from the upgrade trend included industrial companies, most recently in the airline sector. In the financial sector, banks continued a credit upgrade trend that began a few years ago, while a rising stock market and heavy initial public offering activity translated into upgrades for brokerage firms.

Nevertheless, we continue to monitor a few negative credit trends evident during the period. Two problem areas highlight how our proactive and conservative approach to credit analysis helps limit the funds' credit risk.

So far in 1997, several "sub-prime" auto lenders--so called because they make loans to borrowers with poor credit histories--have defaulted on debt payments or experienced credit rating downgrades.

The difficulties experienced by sub-prime lenders (which struck some mutual fund companies) illustrate the importance of our conservative credit criteria. Take sub-prime lender Mercury Finance, which defaulted on its debt payments, as an example. Mercury's direct debt issues were considered "tier 1" according to SEC standards. The SEC defines a "tier 1" security as an issue that has received the highest possible short-term rating from two independent rating agencies. Our standards for considering a security for purchase are much tougher. Mercury's debt failed to clear even the first hurdle in our internal rating process.

Another development we're watching closely is the ongoing Japanese banking crisis. Japanese banks have suffered since 1990, when speculative bubbles in both the Japanese real estate and stock markets burst. Japan's economy is recovering slowly, while its real estate and stock markets continue to deteriorate. We expect many Japanese banks to report significant losses from bad real estate loans, falling equity positions and sluggish loan activity when the Japanese fiscal year ends March 31.

To prop up the banking system, the Japanese government announced it would back the 20 largest Japanese banks. We've pared down that list of 20 to only those banks that can function independently. In practice, that means the list of Japanese banks with which we'll do business is much shorter than the list of 20 that others find acceptable. Our corporate money market and bond funds currently have no Japanese bank exposure.

[line graph - data below]

IMPROVING CORPORATE CREDIT QUALITY

              Downgrades             Upgrades
'87               189                   102
'88               237                   138
'89               339                   138
'90               433                   98
'91               350                   119
'92               227                   136
'93               154                   163
'94               160                   183
'95               221                   205
'96               184                   283

Source: Moody's Investors Service


4    Corporate Credit Review                        American Century Investments

                           PREMIUM GOVERNMENT RESERVE

                                                                                AVERAGE ANNUAL RETURNS
                                                          6 MONTHS       1 YEAR         3 YEARS    LIFE OF FUND
TOTAL RETURNS AS OF MARCH 31, 1997
Premium Government Reserve ..............................   2.50%         5.07%          5.06%         4.48%
90-Day Treasury Bill Index ..............................   2.54%         5.15%          5.18%         4.66%
Average Institutional U.S. Government
Money Market Fund(1) ....................................   2.51%         5.08%          5.06%         4.53%(2)
Fund's Ranking Among Institutional U.S. Government
Money Market Funds(1) ...................................    --       46 out of 79   32 out of 59  35 out of 51

(1) According to Lipper Analytical Services.
(2) Returns since 4/30/93, the date nearest the fund's inception for which return data are available. Inception date was April 1, 1993.

See pages 32-33 for more information about returns, the comparative index and Lipper fund rankings.


YIELDS AS OF MARCH 31, 1997
                                  7-DAY            7-DAY
                                 CURRENT         EFFECTIVE
                                  YIELD            YIELD

Premium Government Reserve        5.02%            5.15%


Yields are defined in the Glossary on page 33.


PORTFOLIO AT A GLANCE
                                 3/31/97          3/31/96
Number of Securities               29               27
Weighted Average Maturity        40 days          55 days
Expense Ratio                     0.45%            0.44%

Money market funds are neither insured nor guaranteed by the U.S. government.

Yields will fluctuate, and there can be no assurance that the fund will be able to maintain a stable $1.00 share price.


                 Many of the investment terms in this report are
                       defined in the Glossary on page 33.


Annual Report                                    Premium Government Reserve    5


                           PREMIUM GOVERNMENT RESERVE

Management Q & A

An interview with Bob Gahagan, a vice president and senior portfolio manager on the Premium Reserve funds management team.

HOW DID THE FUND PERFORM?

The fund performed in line with its peer group average. For the fiscal year ended March 31, 1997, the fund returned 5.07%, compared with the 5.08% average return of the 79 "Institutional U.S. Government Money Market Funds" tracked by Lipper Analytical Services. (See the Total Returns table on the previous page for other fund performance comparisons.)

HOW WAS THE FUND POSITIONED DURING THE PERIOD?

Though money market yields, as measured by the three-month Treasury bill (T-bill), traded in a range between 4.92% and 5.40%, yields actually closed
March 1997 near where they began the period. The fluctuation of money market rates was a direct result of the market's uncertainty over Fed monetary policy (see page 3). As a result of this uncertainty, we positioned the fund defensively, keeping its average maturity slightly shorter than its neutral range of 40-45 days for the majority of the period. However, we extended the fund's average maturity slightly in November and December because slower economic growth and better-than-expected numbers on inflation reduced the chance of a Fed interest rate increase.

Nevertheless, we again shortened the fund's average maturity because strong first-quarter economic growth increased the likelihood of a short-term rate hike. A shorter average maturity allows the fund to better capture the rise in rates by reinvesting its maturing assets more quickly.

YOU MAINTAINED ABOUT 10% TO 15% OF THE FUND'S ASSETS IN FLOATING-RATE NOTES (FLOATERS) DURING THE PERIOD. WHY?

We believe holding floaters is a good way to improve the fund's responsiveness to changing interest rates. Floaters reflect changes in interest rates quickly because their interest rates reset on a periodic basis. Most of the floaters we hold reset weekly off of the three- or six-month T-bill rate. T-bill floaters are especially attractive in a rising interest rate environment because three- and six-month T-bill rates tend to quickly reflect market participants' future expectations for the level of interest rates.

[pie charts]

PORTFOLIO COMPOSITION BY SECURITY TYPE (as of 3/31/97)
U.S. Government Agency
  Discount Notes 75%
U.S. Government Agency
  Floating-Rate Notes 11%
U.S. Government
  Agency Notes 11%
Repurchase Agreements 3%

PORTFOLIO COMPOSITION BY SECURITY TYPE (as of 9/30/96)
U.S. Government Agency
  Discount Notes 67%
U.S. Government
  Agency Notes 17%
U.S. Government Agency
  Floating-Rate Notes 16%


6    Premium Government Reserve                     American Century Investments


                           PREMIUM GOVERNMENT RESERVE

WHAT'S YOUR OUTLOOK FOR MONEY MARKET RATES GOING FORWARD?

High levels of consumer confidence, rising employment and wage growth argue for continued solid economic expansion going forward. Until the economy shows signs of slowing, there will be upward pressure on interest rates. As a result, we expect the trend toward higher rates to continue in the months ahead.

WITH  THAT  OUTLOOK  IN MIND,  HOW WILL YOU  MANAGE  THE FUND  OVER THE NEXT SIX
MONTHS?

We'll likely keep the fund's average maturity relatively short, so that if interest rates continue to rise, the fund will be positioned to capture rising yields. We also plan to increase the fund's holdings of floating-rate notes, which will also help the fund's yield reflect rising interest rates more quickly.

[pie charts]

PORTFOLIO COMPOSITION BY MATURITY (as of 3/31/97)
1-30 Days 55%
31-60 Days 15%
61-90 Days 21%
91-180 Days 8%
181-397 Days 1%

PORTFOLIO COMPOSITION BY MATURITY (as of 9/30/96)
1-30 Days 61%
31-60 Days 18%
61-90 Days 14%
91-180 Days 7%


Annual Report                                    Premium Government Reserve    7


                            SCHEDULE OF INVESTMENTS
                           PREMIUM GOVERNMENT RESERVE

MARCH 31, 1997

Principal Amount                                                         Value
--------------------------------------------------------------------------------

U.S. GOVERNMENT AGENCY DISCOUNT NOTES(1)
$  930,000    FFCB, 5.55%, 4/1/97                            $     930,000
 3,200,000    FHLB, 5.45%, 4/10/97                               3,195,831
 1,400,000    FHLB, 5.42%, 4/17/97                               1,396,696
   500,000    FHLB, 5.58%, 11/21/97                                482,775
 3,000,000    FHLMC, 5.45%, 4/4/97 through
                4/9/97                                           2,997,249
 8,843,000    FHLMC, 5.47%, 4/29/97 through
                6/5/97                                           8,777,711
 1,500,000    FHLMC, 5.52%, 6/25/97                              1,480,450
 9,000,000    FNMA, 5.44%, 4/15/97 through
                6/3/97                                           8,952,925
                                                                 ---------
TOTAL U.S. GOVERNMENT AGENCY
DISCOUNT NOTES--74.7%                                           28,213,637
                                                                ----------
OTHER U.S. GOVERNMENT AGENCY SECURITIES(1)
 1,000,000    FFCB, 5.34%, 7/1/97                                  999,310
 1,000,000    FFCB, VRN, 5.60%, 4/1/97,
                RESETS WEEKLY OFF THE 6-MONTH
                T-BILL RATE PLUS 0.05% WITH NO
                CAPS, FINAL MATURITY 6/13/97                     1,000,000
 1,000,000    FHLB, 5.79%, 5/23/97                               1,001,663
 1,000,000    FHLB, 6.22%, 6/27/97                               1,001,844
   250,000    FHLB, 7.61%, 7/3/97                                  251,294
 1,000,000    FHLB, VRN, 5.67%, 4/1/97,
                resets daily off the Fed Funds
                rate plus 0.15% with no caps,
                final maturity 8/1/97                            1,000,000
 2,000,000    FHLMC, 5.375%, 6/30/97                             1,999,825
 1,500,000    FNMA, VRN, 5.61%, 4/1/97,
                resets weekly off the 3-month
                T-Bill rate plus 0.20% with no
                caps, final maturity 8/22/97                     1,499,718
 1,000,000    SLMA, VRN, 5.59%, 4/1/97,
                resets weekly off the 3-month
                T-Bill rate plus 0.18% with no
                caps, final maturity 11/10/97                      999,708
TOTAL OTHER U.S. GOVERNMENT                                      ---------
AGENCY SECURITIES--22.4%                                         9,753,362
                                                                 ---------

Principal Amount                                                         Value
--------------------------------------------------------------------------------

TEMPORARY CASH INVESTMENTS--2.9%
Repurchase Agreement, Morgan (J.P.) & Co. Inc.,
  (U.S. Treasury obligations), in a joint trading
  account at 6.20%, dated 3/31/97,
  due 4/1/97 (Delivery value $1,128,194)                         $ 1,128,000
                                                                 -----------
TOTAL INVESTMENT SECURITIES--100.0%                              $39,094,999
                                                                 ===========
Notes To Schedule of Investments
FFCB = Federal Farm Credit Bank
FHLB = Federal Home Loan Bank
FHLMC = Federal Home Loan Mortgage Corporation
FNMA = Federal National Mortgage Association
resets = The frequency  with which a  fixed-income  security's  coupon  changes, based on current market conditions or an underlying index. The more frequently a security resets, the less risk the investor is taking that the coupon will vary significantly from current market rates.
SLMA = Student Loan Marketing Association
VRN  =  Variable  Rate  Note.  Interest  reset  date is  indicated  and  used in
     calculating  the  weighted  average  portfolio  maturity.   Rate  shown  is
     effective March 31, 1997.
(1) The rates for U.S. Government Agency Discount Notes are the yield to maturity at March 31, 1997. The rates for other U.S. Government Agency securities are the stated coupon rates.

See Notes to Financial Statements


8    Premium Government Reserve                     American Century Investments

                            PREMIUM CAPITAL RESERVE

                                                                                AVERAGE ANNUAL RETURNS
                                                          6 MONTHS       1 YEAR         3 YEARS    LIFE OF FUND
TOTAL RETURNS AS OF MARCH 31, 1997
Premium Capital Reserve .................................   2.52%         5.13%          5.12%         4.54%
90-Day Treasury Bill Index ..............................   2.54%         5.15%          5.18%         4.66%
Average Institutional
Money Market Fund(1) ....................................   2.53%         5.13%          5.12%         4.63%(2)
Fund's Ranking Among Institutional
Money Market Funds(1) ...................................    --       87 out of 163  71 out of 124 62 out of 96

(1)  According to Lipper Analytical Services.

(2) Returns since 4/30/93, the date nearest the fund's inception for which return data are available. Inception date was April 1, 1993.

See pages 32-33 for more information about returns, the comparative index and Lipper fund rankings.

YIELDS AS OF MARCH 31, 1997
                                  7-DAY            7-DAY
                                 CURRENT         EFFECTIVE
                                  YIELD            YIELD

Premium Capital Reserve           4.95%            5.07%

Yields are defined in the Glossary on page 33.


PORTFOLIO AT A GLANCE
                                 3/31/97          3/31/96
Number of Securities               51               34
Weighted Average Maturity        46 days          49 days
Expense Ratio                     0.45%            0.45%

Money market funds are neither insured nor guaranteed by the U.S. government. Yields will fluctuate, and there can be no assurance that the fund will be able to maintain a stable $1.00 share price.

                 Many of the investment terms in this report are
                       defined in the Glossary on page 33.


Annual Report                                       Premium Capital Reserve    9


                            PREMIUM CAPITAL RESERVE

Management Q & A

An interview with Bob Gahagan, a vice president and senior portfolio manager on the Premium Reserve funds management team.

HOW DID THE FUND PERFORM?

The fund's performance was consistent with that of its peers. For the fiscal year ended March 31, 1997, the fund returned 5.13%, matching the average return of the 163 "Institutional Money Market Funds" tracked by Lipper Analytical Services. (See the Total Returns table on the previous page for other fund performance comparisons.)

HOW WAS THE FUND POSITIONED DURING THE PERIOD?

Though money market yields, as measured by the three-month Treasury bill (T-bill), traded in a range between 4.92% and 5.40%, yields actually closed
March 1997 near where they began the period. The fluctuation of money market rates was a direct result of the market's uncertainty over Fed monetary policy (see page 3). Concern that the Fed might raise rates led us to keep the fund's average maturity near its neutral range of 40-45 days. A shorter, more defensive average maturity allows the fund to better capture rising rates by reinvesting its maturing assets more quickly.

SOME MONEY MARKET FUNDS WERE HIT IN EARLY 1997 BY DEFAULTS AND RATING DOWNGRADES ON DEBT ISSUED BY SOME OF THE MORE AGGRESSIVE AUTO LOAN COMPANIES, CALLED "SUB-PRIME LENDERS." DID THE FUND HOLD ANY OF THESE SECURITIES?

No. The consistent, disciplined application of our conservative credit criteria is one reason we weren't affected by the defaults and downgrades that hit some of our competitors. We simply don't want to increase our credit risk for a slightly higher yield. We rely on our high credit standards to narrow down the list of debt issuers to those we feel are the most creditworthy. From that exclusive list, we do our homework to uncover the best yield and return stories.

WHAT ARE ASSET-BACKED SECURITIES AND WHY HAVE YOU INCLUDED THEM IN THE FUND?

Asset-backed securities are debt securities that represent ownership in a pool of assets. Auto loans and credit cards are good examples of types of debt that are commonly packaged as asset-backed securities. Asset-backed securities generally have very high credit quality because they usually carry credit enhancements, such as bond insurance. The securities are also often overcollateralized, which means the security contains more assets than are

[pie charts]

PORTFOLIO COMPOSITION BY SECURITY TYPE (as of 3/31/97)
Commercial Paper 83%
Floating-Rate Notes 7%
Asset-Backed Securities 5%
U.S. Government Agency
Floating-Rate Notes 3%
CDs 2%

PORTFOLIO COMPOSITION BY SECURITY TYPE (as of 9/30/96)
Commercial Paper 82%
U.S. Government Agency
Floating-Rate Notes 10%
Floating-Rate Notes 6%
CDs 2%


10   Premium Capital Reserve                        American Century Investments


                            PREMIUM CAPITAL RESERVE

required to pay off the debt. Another attraction of asset-backed securities is that they typically have higher yields than commercial paper and CDs. Consistent with our conservative approach to managing credit risk, we've added specialists in asset-backed securities to our corporate credit research staff.

WHAT'S YOUR OUTLOOK FOR MONEY MARKET RATES GOING FORWARD?

High levels of consumer confidence, rising employment and wage growth seem to argue for continued solid economic growth going forward. Until the economy shows signs of slowing, there will be upward pressure on interest rates. As a result, we expect the trend toward higher rates to continue in the months ahead.

WITH  THAT  OUTLOOK  IN MIND,  HOW WILL YOU  MANAGE  THE FUND  OVER THE NEXT SIX
MONTHS?

Going forward, we'll likely shorten the fund's average maturity and maintain or even increase the fund's holdings of floating-rate notes. If interest rates continue to rise, the fund will be well positioned to capture rising yields. We also expect to continue to work closely with our credit research staff to uncover value in the asset-backed securities market.

[pie charts]

PORTFOLIO COMPOSITION BY CREDIT RATING (as of 3/31/97)
A1+ 70%
A1 25%
A2 3%
Unrated U.S. Government
Agency Securities 2%

PORTFOLIO COMPOSITION BY CREDIT RATING (as of 9/30/96)
A1+ 76%
A1 18%
Unrated U.S. Government
Agency Securities 6%


Annual Report                                       Premium Capital Reserve   11


                            SCHEDULE OF INVESTMENTS
                            PREMIUM CAPITAL RESERVE

MARCH 31, 1997

Principal Amount                                                         Value
--------------------------------------------------------------------------------

COMMERCIAL PAPER(1)
AUTOMOBILES & AUTO PARTS--0.7%
$ 1,000,000   PACCAR Financial Corp., 5.83%,
                4/4/97                                         $    999,550
                                                                -----------
BANKING--18.1%
  6,000,000   Abbey National North, 5.59%,
                4/23/97                                           5,980,677
  4,000,000   Bil North America, Inc., 5.52%,
                5/21/97                                           3,970,778
  4,000,000   Cosco (Cayman) Company, 5.65%,
                4/17/97                                           3,990,489
  5,000,000   Galicia Funding, 5.52%, 6/3/97                      4,952,969
  4,000,000   Generale Bank, Inc., 5.52%,
                6/3/97                                            3,962,480
  4,500,000   Morgan (J.P.) & Co. Inc., 5.53%,
                7/9/97                                            4,433,422
                                                                 ----------
                                                                 27,290,815
                                                                 ----------
CHEMICALS & RESINS--3.6%
  5,400,000   Bayer AG, 5.52%, 5/12/97
                (Acquired 2/21/97, Cost
                $5,336,880)(2)                                    5,367,651
                                                                  ---------
COMMUNICATIONS SERVICES--2.0%
  3,000,000   Ameritech Corp., 5.54%, 4/28/97                     2,988,097
                                                                  ---------
COMPUTER SYSTEMS--2.1%
  3,300,000   Hitachi Credit Corp., 5.52%,
                5/1/97 through 6/25/97                            3,267,719
                                                                  ---------
DIVERSIFIED COMPANIES--2.8%
  4,300,000   Mitsubishi International,
                5.52%-5.53%,
                4/29/97 through 6/13/97                           4,268,471
                                                                  ---------
EDUCATION--2.8%
  4,300,000   Leland Stanford, 5.52%-5.76%,
                4/9/97 through 5/22/97                            4,286,778
                                                                  ---------
ELECTRICAL & ELECTRONIC
COMPONENTS--2.1%
  3,200,000   Panasonic Finance Inc., 5.52%,
                6/9/97 (Acquired 3/10/97,
                Cost $3,156,805)(2)                               3,167,248
                                                                  ---------

Principal Amount                                                         Value
--------------------------------------------------------------------------------

FINANCIAL SERVICES--17.3%
$ 5,000,000   BT Securities Corporation, 5.67%,
                4/15/97                                        $  4,989,500
  7,081,000   Bass Finance (C.I.) Ltd.,
                5.52%-5.53%,
                4/29/97 through 5/6/97                            7,048,213
  2,400,000   General Electric Capital Corp.,
                6.75%, 4/1/97                                     2,400,000
  4,600,000   General Motors Acceptance Corp.,
                5.52%-5.55%,
                5/15/97 through 8/4/97                            4,539,445
  3,000,000   Hitachi Credit America Corp.,
                5.76%, 4/9/97                                     2,996,420
  4,100,000   Mobil Australia Finance, 5.67%,
                4/15/97 (Acquired 3/14/97,
                Cost $4,080,612)(2)                               4,091,517
                                                                 ----------
                                                                 26,065,095
FOOD & BEVERAGE--2.6%                                            ----------
  4,000,000   Brown-Forman Corp., 5.83%,
                4/4/97                                            3,998,133
INSURANCE--6.7%                                                   ---------
  2,110,000   Metlife Funding Inc., 5.52%,
                5/19/97                                           2,095,202
  5,000,000   SAFECO Credit Co. Inc., 5.73%,
                4/11/97                                           4,992,570
    800,000   St. Paul Companies, Inc. (The),
                6.75%, 4/1/97 (Acquired
                3/27/97, Cost $799,344)(2)                          800,000
  2,200,000   USAA Capital Corp., 5.60%,
                4/22/97                                           2,193,186
                                                                 ----------
                                                                 10,080,958
METALS & MINING--5.2%                                            ----------
  2,000,000   RTZ America Inc., 5.52%, 6/9/97                     1,979,223
  6,000,000   U.S. Borax & Chemical Corp.,
                5.52%, 5/28/97                                    5,950,030
                                                                  ---------
                                                                  7,929,253
PAPER & PUBLISHING--4.3%                                          ---------
  6,500,000   Weyerhaeuser Co., 5.52%,
                5/14/97                                           6,458,696
PETROLEUM REFINING--1.5%                                          ---------
  2,300,000   Chevron Transport, 5.60%,
                4/22/97                                           2,292,836
See Notes to Financial Statements                                 ---------


12   Premium Capital Reserve                        American Century Investments


                            SCHEDULE OF INVESTMENTS
                            PREMIUM CAPITAL RESERVE

MARCH 31, 1997

Principal Amount                                                         Value
--------------------------------------------------------------------------------

SECURITY BROKERS & DEALERS--3.9%
$ 6,000,000   Morgan Stanley Group Inc., 5.52%,
                5/16/97 through 5/23/97                     $     5,958,197
SOVEREIGN GOVERNMENTS                                            ----------
& AGENCIES--2.0%
  3,000,000   Canadian Wheat Board, 5.52%,
                5/14/97                                           2,981,044
UTILITIES (ELECTRIC)--3.2%                                       ----------
  4,800,000   National Rural Utilities Cooperative
                Finance Corp., 5.53%-5.77%,
                4/8/97 through 4/29/97                            4,788,162
MISCELLANEOUS--1.7%                                              ----------
  2,500,000   Clorox Co., 5.65%, 4/17/97                          2,494,280
                                                                 ----------
TOTAL COMMERCIAL PAPER--82.6%                                   124,682,983
                                                                -----------
ASSET-BACKED SECURITIES(3)
  1,331,137   Ford Motor Credit Co. Auto Lease
                Trust, Series 1996-1, Cl A1,
                5.45%, 11/15/97                                   1,331,053
  1,274,122   Ford Motor Credit Co. Auto Owner
                Trust, Series 1996-B, Cl A1,
                5.51%, 10/15/97                                   1,274,275
  2,887,674   TMS Auto Grantor Trust, Series
                1996-2, Cl A1, 5.51%,
                1/15/98                                           2,887,674
  2,000,000   WFS Financial Owner Trust, Series
                1997-A, Cl A1, 5.63%, 3/20/98                     2,000,000
                                                                 ----------
TOTAL ASSET-BACKED SECURITIES--5.0%                               7,493,002
                                                                 ----------
CERTIFICATES OF DEPOSIT--2.0%(1)
  3,000,000   ABN Amro Bank Canada, 5.68%,
                4/14/97                                           2,994,164
                                                                 ----------

Principal Amount                                                         Value
--------------------------------------------------------------------------------

OTHER CORPORATE DEBT
$ 2,500,000   American Express Centurion, VRN,
                5.50%, 4/23/97, resets
                monthly off the 1-month LIBOR
                minus 0.03% with no caps, final
                maturity 12/23/97                            $    2,500,000
  1,800,000   First Bank N.A., Minneapolis, VRN,
                5.62%, 4/16/97, resets
                monthly off the 1-month LIBOR
                minus 0.04% with no caps, final
                maturity 11/19/97                                 1,800,000
  4,500,000   General American Life, VRN,
                5.58%,  4/1/97,  resets
                monthly off the 1-month LIBOR
                plus 0.20% with no caps, final
                maturity 1/6/98 (Acquired
                1/3/97, Cost $4,500,000)(4)                       4,500,000
  2,000,000   PNC Bank Corp., VRN, 5.34%,
                4/15/97, resets monthly off the
                1-month LIBOR minus 0.10%
                with no caps, final maturity
                5/15/97                                           1,999,843
                                                                 ----------
TOTAL OTHER CORPORATE DEBT--7.1%                                 10,799,843
                                                                 ----------
U.S. GOVERNMENT AGENCY SECURITIES
 2,000,000    FHLB, VRN, 5.67%, 4/1/97,
                resets daily off the Fed Funds
                rate plus 0.15% with no caps,
                final maturity 8/1/97                             2,000,000
  3,000,000   FNMA, VRN, 5.53%, 4/1/97,
                resets daily off the Fed Funds
                rate plus 0.01% with no caps,
                final maturity 5/5/97                             2,999,758
TOTAL U.S. GOVERNMENT                                            ----------
AGENCY SECURITIES--3.3%                                           4,999,758
                                                               ------------
TOTAL INVESTMENT SECURITIES--100.0%                            $150,969,750
                                                               ============
See Notes to Financial Statements


Annual Report                                       Premium Capital Reserve   13


                            SCHEDULE OF INVESTMENTS
                            PREMIUM CAPITAL RESERVE

Notes to Schedule of Investments
FHLB = Federal Home Loan Bank
FNMA = Federal National Mortgage Association
LIBOR = London Interbank Offered Rate
resets = The frequency  with which a  fixed-income  security's  coupon  changes, based on current market conditions or an underlying index. The more frequently a security resets, the less risk the investor is taking that the coupon will vary significantly from current market rates.
VRN = Variable Rate Note. Interest reset date is indicated and used in calculating the weighted average portfolio maturity. Rate shown is effective March 31, 1997.
(1) The rates for commercial paper and certificates of deposit are the yield to maturity at March 31, 1997.
(2) Security was purchased under Rule 144A or Section 4(2) of the Securities Act of 1933 and, unless registered under the Act or exempted from registration, may only be sold to qualified institutional investors. The aggregate value of restricted securities at March 31, 1997, was $13,426,416 which represented 8.7% of net assets.
(3) Final maturity indicated. Expected remaining maturity used for purposes of calculating the weighted average portfolio maturity.
(4) Restricted as to resale. Security may require registration under the Securities Act of 1933 or an exemption therefrom in order to effect sale in the ordinary course of business. The aggregate value of restricted securities was $4,500,000, which represented 2.9% of net assets.

See Notes to Financial Statements


14   Premium Capital Reserve                        American Century Investments

                                  PREMIUM BOND

                                                                                AVERAGE ANNUAL RETURNS
                                                          6 MONTHS       1 YEAR         3 YEARS    LIFE OF FUND
TOTAL RETURNS AS OF MARCH 31, 1997
Premium Bond                                                2.48%         4.57%          6.81%         5.31%
Lehman Aggregate Bond Index                                 2.42%         4.91%          6.86%         5.72%
Average A-Rated Corporate Debt Fund(1)                      2.21%         4.23%          5.98%         5.14%(2)
Fund's Ranking Among
A-Rated Corporate Debt Funds(1)                              --       42 out of 119  15 out of 84  33 out of 65

(1) According to Lipper Analytical Services.
(2) Returns since 4/30/93, the date nearest the fund's inception for which return data are available. Inception date was April 1, 1993.

See pages 32-33 for more information about returns, the comparative index and Lipper fund rankings.

[mountain graph - data below]

GROWTH OF $100,000 OVER THE LIFE OF THE FUND

Value on 3/31/97

$100,000 investment made 4/1/93

            Premium Bond       Lehman Aggregate Bond Index

4/1/93        $100,000                  $100,000
Apr-93        $100,740                  $100,700
May-93        $100,300                  $100,820
Jun-93        $101,870                  $102,650
Jul-93        $102,460                  $103,230
Aug-93        $104,460                  $105,040
Sep-93        $104,620                  $105,330
Oct-93        $104,890                  $105,720
Nov-93        $104,020                  $104,820
Dec-93        $104,530                  $105,390
Jan-94        $105,970                  $106,820
Feb-94        $103,370                  $104,960
Mar-94        $100,910                  $102,370
Apr-94        $99,910                   $101,550
May-94        $99,770                   $101,540
Jun-94        $99,530                   $101,320
Jul-94        $101,650                  $103,330
Aug-94        $101,540                  $103,460
Sep-94        $100,020                  $101,930
Oct-94        $99,810                   $101,840
Nov-94        $99,590                   $101,620
Dec-94        $100,250                  $102,320
Jan-95        $102,120                  $104,340
Feb-95        $104,630                  $106,820
Mar-95        $105,430                  $107,480
Apr-95        $106,990                  $108,980
May-95        $111,950                  $113,200
Jun-95        $112,630                  $114,030
Jul-95        $112,070                  $113,770
Aug-95        $113,680                  $115,150
Sep-95        $114,820                  $116,270
Oct-95        $116,560                  $117,780
Nov-95        $118,530                  $119,540
Dec-95        $120,400                  $121,220
Jan-96        $121,110                  $122,030
Feb-96        $118,510                  $119,910
Mar-96        $117,580                  $119,070
Apr-96        $116,750                  $118,400
May-96        $116,420                  $118,160
Jun-96        $117,860                  $119,750
Jul-96        $118,130                  $120,080
Aug-96        $117,910                  $119,880
Sep-96        $119,980                  $121,960
Oct-96        $122,820                  $124,670
Nov-96        $125,150                  $126,800
Dec-96        $123,690                  $125,620
Jan-97        $123,960                  $126,010
Feb-97        $124,310                  $126,320
Mar-97        $122,960                  $124,920

Past performance does not guarantee future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. The line representing the fund's total return includes operating expenses (such as transaction costs and management fees) that reduce returns, while the total return line of the index does not.


PORTFOLIO AT A GLANCE
                                 3/31/97          3/31/96
Number of Securities               47               45
Weighted Average Maturity       8.6 years        9.3 years
Average Duration                4.6 years        5.3 years
Expense Ratio                     0.45%            0.43%

YIELD AS OF MARCH 31, 1997
                                 30-DAY
                                   SEC
                                  YIELD

Premium Bond                      6.50%

Yield is defined in the Glossary on page 33.


                 Many of the investment terms in this report are
                       defined in the Glossary on page 33.


Annual Report                                                  Premium Bond   15


                                  PREMIUM BOND

Management Q & A

An interview with Bud Hoops, a senior vice president and portfolio manager on the Premium Reserve funds management team.

HOW DID THE FUND PERFORM?

The fund performed very well relative to its peers during the twelve months ended March 31, 1997. For the fiscal year, the fund returned 4.57%, compared with the 4.23% average return of the 119 "A-Rated Corporate Debt Funds" tracked by Lipper Analytical Services. (See the Total Returns table on the previous page for other fund performance comparisons.) The fund's relatively low expenses and our disciplined, team-oriented management approach are important reasons for the fund's strong performance.

HOW WAS THE FUND POSITIONED DURING THE PERIOD?

We maintained a defensive posture, keeping the fund's duration at or below neutral for most of the period. We shortened the fund's duration from 5.3 years at the beginning of the period to 4.6 years by the end of March. The fund's short duration was a benefit as bond prices declined overall during the past year. Rather than try to guess the direction of interest rates, we took a steady, conservative approach to managing the fund that paid off with above-average returns.

We also increased the fund's holdings of mortgage-backed securities, which were the top-performing fixed-income sector for the year. Mortgage-backed securities, with their relatively high yields, tend to perform best when yield

[bar chart - data below]

PREMIUM BOND FISCAL YEAR RETURNS
(Periods ended March 31)

            Premium Bond       Lehman Aggregate Bond Index

1994            0.92%                     2.37%
1995            4.48%                     4.99%
1996           11.53%                    10.79%
1997            4.57%                     4.91%

This chart illustrates the historical year-by-year volitility of the fund's returns since its inception and compares them with the index's returns. The fund's total returns include operating expenses, while the index's do not. See page 32 for a definition of the index.

16   Premium Bond                                   American Century Investments


                                  PREMIUM BOND

contributes more than price changes to total return. Because mortgage-backed issues tend not to perform as well when rates are rising, we added them only selectively over the last few months, instead making the bulk of our purchases during the first half of the period.

HOW HAS THE  STRONG  GROWTH OF THE U.S.  ECONOMY  AFFECTED  THE  CORPORATE  BOND
MARKET?

The big story in the corporate bond market over the last few years has been the compression of credit spreads. Corporate bonds typically offer higher yields than Treasury debt as compensation for increased credit risk. The difference in yields is known as the "spread." Spreads between like-maturity corporates and Treasurys have fallen to ten-year lows, or about one-third of their historical averages.

A vibrant U.S. economy is behind this trend: the strong economy helped to improve corporate balance sheets, which translated into credit upgrades and higher prices for corporate debt. The rapid pace of stock-financed corporate mergers and acquisitions also improved corporate credit by encouraging economies of scale and eliminating inefficiencies. Heavy demand from mutual fund managers and foreign buyers also helped increase prices and lower yields on corporate bonds.

BUT YOU ACTUALLY DECREASED THE FUND'S HOLDINGS OF CORPORATE DEBT DURING THE PERIOD. WHY?

The compression of spreads between corporate and Treasury securities has made corporate securities less attractive than other fixed-income sectors. As a result, we've been taking profits by selling some of our corporate securities and putting that cash to work in Treasurys. But if spreads widen, we would likely increase our exposure to corporate debt.

YOU MAINTAINED MODEST HOLDINGS OF CORPORATE BONDS RATED BBB DURING THE PERIOD. WHY?

Selectively adding BBB-rated corporate securities proved to be a good way to enhance the fund's yield and boost returns. We worked very closely with our corporate credit research team to identify securities we felt were undervalued by virtue of their credit rating or market valuation. The trend toward improving corporate credit resulted in rating upgrades and tighter spreads between corporate bonds rated AAA and BBB. Rating upgrades benefit the fund because upgraded securities typically rise in value.

YOU'VE TALKED A LOT ABOUT CORPORATE CREDIT CONSIDERATIONS. CAN YOU EXPLAIN HOW THE CREDIT RESEARCH TEAM FITS INTO THE OVERALL MANAGEMENT OF THE FUND?

Yes. The credit research team plays an integral part in our security selection process, reviewing every security considered for purchase by our corporate money market and bond funds. As a result, we're often able to purchase securities that we feel are undervalued but are likely to appreciate in value because of credit rating upgrades.

[pie charts]

PORTFOLIO COMPOSITION BY SECURITY TYPE (as of 3/31/97)
U.S. Treasury Securities 40%
Corporate Bonds 32%
Mortgage-Backed
  Securities 17%
Sovereign Governments &
  Agencies 10%
Cash 1%

PORTFOLIO COMPOSITION BY SECURITY TYPE (as of 9/30/96)
Corporate Bonds 43%
U.S. Treasury Securities 31%
Mortgage-Backed
  Securities 15%
Sovereign Governments &
  Agencies 9%
Cash 2%


Annual Report                                                  Premium Bond   17


                                  PREMIUM BOND

MANY ANALYSTS SEEM TO THINK INTEREST RATES ARE HEADED HIGHER. HOW WOULD HIGHER RATES AFFECT THE LONGER-MATURITY CORPORATE BONDS THE FUND TYPICALLY INVESTS IN?

In general, the longer a fixed-income security's maturity, the more its price will fluctuate in response to a change in interest rates. That explains why short- and intermediate-term securities outperformed longer-maturity bonds over the past twelve months. Dramatically higher rates would pose a greater risk to corporate bonds, however. If the Fed were to increase interest rates sharply in an effort to pre-empt inflation, higher rates would likely slow the economy. Slower economic activity would hurt corporations' balance sheets and reduce the attractiveness of corporate debt.

WHAT'S YOUR OUTLOOK FOR INTEREST RATES OVER THE NEXT SIX MONTHS?

It's uncertain if the Fed's March 1997 interest rate increase was an isolated event or the first in a series of moves. Nevertheless, high levels of consumer confidence, a vibrant housing market and rising employment and wage growth all seem to argue for continued strong U.S. economic growth. While inflation has so far remained tame, we're uncertain if prices can remain subdued with the economy growing at a pace of more than 4% a year.

Though overall labor costs have remained under control, the Fed is concerned that the emerging trend toward rising wages may lead to inflation. (Wages are an important consideration for future inflation because they account for about sixty percent of total business costs and because consumer spending, which typically rises along with wages, accounts for about two-thirds of all economic activity.) It's unlikely that labor costs will remain tame going forward--improvements in worker productivity and savings on health care and benefits that have so far kept labor costs in check have likely run their course. As a result, we expect the Fed will continue to hike short-term interest rates in an attempt to cool the economy. But because the Fed is acting pre-emptively by hiking interest rates before inflation gets out of hand, we don't think rates are headed dramatically higher.

WITH THAT OUTLOOK IN MIND, HOW WILL YOU MANAGE THE FUND GOING FORWARD?

We'll likely maintain the fund's defensive posture in the near term. Rather than try to guess the Fed's interest rate intentions, we'll take a conservative approach to managing the fund's duration and average maturity. We'll continue to use our value-oriented approach to security selection. That means that we're likely to underweight corporate bonds while adding Treasury securities to the fund in coming months.

[pie charts]

PORTFOLIO COMPOSITION BY CREDIT RATING (as of 3/31/97)
AAA 58%
AA 7%
A 22%
BBB 13%

PORTFOLIO COMPOSITION BY CREDIT RATING (as of 9/30/96)
AAA 48%
AA 14%
A 20%
BBB 18%


18   Premium Bond                                   American Century Investments


                            SCHEDULE OF INVESTMENTS
                                  PREMIUM BOND

MARCH 31, 1997

Principal Amount                                                         Value
--------------------------------------------------------------------------------

U.S. TREASURY SECURITIES
$  700,000    U.S. Treasury Note, 5.625%,
                6/30/97                                         $   700,441
 1,000,000    U.S. Treasury Note, 5.125%,
                2/28/98                                             991,560
   700,000    U.S. Treasury Note, 5.75%,
                12/31/98                                            693,000
 1,600,000    U.S. Treasury Note, 5.875%,
                1/31/99                                           1,585,504
   300,000    U.S. Treasury Note, 7.125%,
                9/30/99                                             304,032
   400,000    U.S. Treasury Note, 7.75%,
                1/31/00                                             411,624
 1,100,000    U.S. Treasury Note, 5.75%,
                10/31/00                                          1,068,034
   200,000    U.S. Treasury Note, 6.625%,
                7/31/01                                             199,126
   250,000    U.S. Treasury Note, 5.875%,
                2/15/04                                             236,485
   300,000    U.S. Treasury Note, 7.00%,
                7/15/06                                             300,657
   100,000    U.S. Treasury Note, 6.50%,
                10/15/06                                             96,844
   400,000    U.S. Treasury Bond, 8.875%,
                8/15/17                                             469,376
   400,000    U.S. Treasury Bond, 7.125%,
                2/15/23                                             394,876
   300,000    U.S. Treasury Bond, 7.50%,
                11/15/24                                            309,939
   475,000    U.S. Treasury Bond, 7.625%,
                2/15/25                                             498,303
   300,000    U.S. Treasury Bond, 6.00%,
                2/15/26                                             256,593
                                                                 ----------
TOTAL U.S. TREASURY SECURITIES--39.9%                             8,516,394
   (Cost $8,632,429)                                             ----------

MORTGAGE-BACKED SECURITIES(1)
 1,495,882    FNMA Pool #272894, 6.00%,
                2/1/09                                            1,419,053
 1,424,026    GNMA Pool #313107, 7.00%,
                11/15/22                                          1,371,067
   115,004    GNMA Pool #407141, 9.25%,
                2/15/25                                             122,010


Principal Amount                                                         Value
--------------------------------------------------------------------------------

$  500,322    GNMA Pool #408099, 8.75%,
                3/15/25                                         $   520,395
   198,644    GNMA Pool #407254, 9.25%,
                3/15/25                                             210,746
TOTAL MORTGAGE-BACKED                                            ----------
SECURITIES--17.0%                                                 3,643,271
   (Cost $3,726,110)                                             ----------

CORPORATE BONDS
AIRLINES--2.2%
   479,305    Delta Air Lines, Inc., Equipment
                Trust Certificates, 7.541%,
                10/11/11                                            463,129
AUTOMOBILES & AUTO PARTS--1.6%                                   ----------
   350,000    General Motors Co., 7.00%,
                6/15/03                                             344,750
BANKING--6.7%                                                    ----------
   400,000    Chase Manhattan Corp., 8.80%,
                2/1/00                                              400,500
   250,000    Corestates Capital Corp., 5.875%,
                10/15/03                                            232,187
   200,000    First Union Corp., 8.77%,
                11/15/04                                            208,000
   300,000    MBNA Corp., 6.875%, 10/1/99                           299,625
   300,000    NationsBank Corporation,  VRN,
                6.112%, 4/15/97, resets
                quarterly off the 3-month LIBOR
                plus 0.55% with no caps, final
                maturity 1/15/27                                    293,805
                                                                 ----------
                                                                  1,434,117
CHEMICALS & RESINS--1.7%                                         ----------
   300,000    ARCO Chemical Co., 10.25%,
                11/1/10                                             369,000
FINANCIAL SERVICES--7.1%                                         ----------
   500,000    Associates Corp., NA, 6.625%,
                6/15/05                                             474,375
   200,000    Ford Motor Credit Co., 6.75%,
                5/15/05                                             191,000
   550,000    Lehman Brothers Holdings Inc.,
                6.625%, 11/15/00                                    541,063
   300,000    Paine Webber Group Inc., 7.875%,
                2/15/03                                             305,625
                                                                 ----------
                                                                  1,512,063
                                                                 ----------
See Notes to Financial Statements


Annual Report                                                  Premium Bond   19


                            SCHEDULE OF INVESTMENTS
                                  PREMIUM BOND

MARCH 31, 1997

Principal Amount                                                         Value
--------------------------------------------------------------------------------

INSURANCE--0.8%
$  175,000    Delphi Financial Group, Inc.,
                9.31%, 3/25/27                                  $   174,125
MEDIA & BROADCASTING--1.4%                                       ----------
   300,000    Time Warner Inc., 6.85%,
                1/15/26, Put Date 1/15/03                           291,375
REAL ESTATE--3.7%                                                ----------
   300,000    Price REIT, Inc. (The), 7.25%,
                11/1/00                                             298,125
   500,000    Spieker Properties, Inc., 6.80%,
                12/15/01                                            490,000
                                                                 ----------
                                                                    788,125
RETAIL (GENERAL MERCHANDISE)--1.6%                               ----------
   300,000    Sears, Roebuck & Co., Inc.,
                9.375%, 11/1/11                                     344,250
TOBACCO--0.9%                                                    ----------
   200,000    Philip Morris Companies Inc.,
                6.80%, 12/1/03                                      193,000
UTILITIES--3.9%                                                  ----------
   500,000    Columbia Gas System, Inc. (The),
                6.80%, 11/28/05                                     477,500
   400,000    Duke Power Co., 6.875%, 8/1/23                        351,000
                                                                 ----------
                                                                    828,500
                                                                 ----------
TOTAL CORPORATE BONDS--31.6%                                      6,742,434
   (Cost $6,892,161)                                             ----------

SOVEREIGN GOVERNMENTS & AGENCIES
   500,000    Hydro-Quebec, 8.05%, 7/7/24,
                Put Date 7/7/06                                     528,750
   500,000    Korea Electric Power, 6.375%,
                12/1/03                                             470,000
   500,000    National Bank of Canada, 8.125%,
                8/15/04                                             519,375
   300,000    Santander Financial Issuances Ltd.,
                6.375%, 2/15/11                                     265,125
   400,000    Wharf Resources Ltd., 7.625%,
                3/13/07, (Acquired 3/6/97,
                Cost $396,836)(2)                                   389,000
TOTAL SOVEREIGN GOVERNMENTS                                      ----------
& AGENCIES--10.2%                                                 2,172,250
   (Cost $2,257,274)                                             ----------


Principal Amount                                                         Value
--------------------------------------------------------------------------------

TEMPORARY CASH INVESTMENTS--1.3%
Repurchase Agreement, Morgan (J.P.) & Co. Inc.,
  (U.S. Treasury obligations), in a joint trading
  account at 6.20%, dated 3/31/97,
  due 4/1/97 (Delivery value $288,050)                        $     288,000
   (Cost $288,000)                                               ----------
TOTAL INVESTMENT SECURITIES--100.0%                             $21,362,349
   (Cost $21,795,974)                                            ==========

Notes to Schedule of Investments
FNMA = Federal National Mortgage Association
GNMA = Government National Mortgage Association
LIBOR = London Interbank Offered Rate
resets = The frequency  with which a  fixed-income  security's  coupon  changes, based on current market conditions or an underlying index. The more frequently a security resets, the less risk the investor is taking that the coupon will vary significantly from current market rates.
VRN = Variable Rate Note. Interest reset date is indicated and used in calculating the weighted average portfolio maturity. Rate shown is effective March 31, 1997.
(1) Final maturity indicated. Expected remaining maturity used for purposes of calculating the weighted average portfolio maturity.
(2) Security was purchased under Rule 144A of the Securities Act of 1933 and, unless registered under the Act or exempted from registration, may only be sold to qualified institutional investors. The aggregate value of restricted securities at March 31, 1997, was $389,000, which represented 1.79% of the net assets of the Premium Bond Fund.

See Notes to Financial Statements


20   Premium Bond                                   American Century Investments

                      STATEMENTS OF ASSETS AND LIABILITIES

MARCH 31, 1997

                                                                                 PREMIUM            PREMIUM               PREMIUM
                                                                           GOVERNMENT RESERVE   CAPITAL RESERVE            BOND
                                                                           ------------------   ---------------            ----
ASSETS
Investment securities, at value (amortized cost
  for Government Reserve and Capital Reserve;
  identified cost of $21,795,974 for Bond) (Note 3) ..................      $   39,094,999      $   150,969,750       $  21,362,349
Cash .................................................................                --              1,196,782                 484
Receivable for capital shares sold ...................................             317,996            1,970,671             109,128
Interest receivable ..................................................             130,972              178,053             314,446
                                                                                   -------              -------             -------
                                                                                39,543,967          154,315,256          21,786,407
                                                                                ----------          -----------          ----------

LIABILITIES
Disbursements in excess of demand deposit cash .......................              50,155              150,517               1,169
Payable for capital shares redeemed ..................................             620,172               66,408              12,214
Accrued management fees (Note 2) .....................................              14,618               58,390               8,301
Dividends payable ....................................................              21,013               81,979              14,720
Accrued expenses and other liabilities ...............................                  21                  129                  12
                                                                                   -------              -------              ------
                                                                                   705,979              357,423              36,416
                                                                                   -------              -------              ------
Net Assets Applicable to Outstanding Shares ..........................      $   38,837,988      $   153,957,833       $  21,749,991
                                                                            ==============      ===============       =============

CAPITAL SHARES, $0.01 PAR VALUE
Authorized ...........................................................       1,000,000,000        1,000,000,000         100,000,000
                                                                             =============        =============         ===========
Outstanding ..........................................................          38,837,988          153,958,859           2,229,409
                                                                                ==========          ===========           =========

Net Asset Value Per Share ............................................      $         1.00      $          1.00       $        9.76
                                                                            ==============      ===============       =============

NET ASSETS CONSIST OF:
Capital paid in ......................................................      $   38,837,988      $   153,958,878       $  22,211,652
Accumulated undistributed net realized loss on investments ...........                --                 (1,045)            (28,036)
Net unrealized depreciation on investments (Note 3) ..................                --                   --              (433,625)
                                                                                   -------              -------              ------
                                                                            $   38,837,988      $   153,957,833       $  21,749,991
                                                                            ==============      ===============       =============

See Notes to Financial Statements


Annual Report                          Statements of Assets and Liabilities   21

                            STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED MARCH 31, 1997

                                                                      PREMIUM          PREMIUM         PREMIUM
                                                                GOVERNMENT RESERVE CAPITAL RESERVE      BOND
                                                                ------------------ ---------------      ----
INVESTMENT INCOME
Income:
Interest ......................................................     $1,675,484       $7,781,071      $1,361,449
                                                                    ----------       ----------      ----------

Expenses:
Management fees (Note 2) ......................................        138,640          640,040          91,566
Directors' fees and expenses ..................................            292            1,343             189
                                                                    ----------       ----------      ----------
                                                                       138,932          641,383          91,755
                                                                    ----------       ----------      ----------

Net investment income .........................................      1,536,552        7,139,688       1,269,694
                                                                    ----------       ----------      ----------

REALIZED AND UNREALIZED LOSS
ON INVESTMENTS (NOTE 3)
Net realized loss on investments ..............................             --             (387)         (7,433)
Change in net unrealized depreciation on investments ..........             --               --        (393,769)
                                                                    ----------       ----------      ----------

Net realized and unrealized
loss on investments ...........................................             --             (387)       (401,202)
                                                                    ----------       ----------      ----------
Net Increase in Net Assets
Resulting from Operations .....................................     $1,536,552       $7,139,301      $  868,492
                                                                    ==========       ==========      ==========

See Notes to Financial Statements


22   Statements of Operations                       American Century Investments

                      STATEMENTS OF CHANGES IN NET ASSETS

YEARS ENDED MARCH 31, 1997 AND
MARCH 31, 1996

                                                     PREMIUM                        PREMIUM                        PREMIUM
                                                GOVERNMENT RESERVE              CAPITAL RESERVE                      BOND
                                                ------------------              ---------------                      ----

Increase (Decrease) in Net Assets               1997           1996            1997          1996            1997           1996
                                          ---------------------------   -----------------------------   ---------------------------
OPERATIONS
Net investment income ..................  $  1,536,552   $  1,129,713   $   7,139,688   $   7,677,131   $  1,269,694   $    968,146
Net realized gain (loss) on investments           --             --              (387)          1,221         (7,433)       164,018
Change in net unrealized appreciation
  (depreciation) on investments ........          --             --              --              --         (393,769)       261,690
                                             ---------      ---------       ---------       ---------        -------      ---------
Net increase in net assets
  resulting from operations ............     1,536,552      1,129,713       7,139,301       7,678,352        868,492      1,393,854
                                             ---------      ---------       ---------       ---------        -------      ---------

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income .............    (1,536,552)    (1,129,713)     (7,139,688)     (7,677,131)    (1,269,694)      (968,146)
From net realized gains on
  investment transactions ..............          --             --              --              --             --             --
                                             ---------      ---------       ---------       ---------        -------      ---------
Decrease in net assets
  from distributions ...................    (1,536,552)    (1,129,713)     (7,139,688)     (7,677,131)    (1,269,694)      (968,146)
                                            ----------     ----------      ----------      ----------     ----------       --------

CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold ..............    57,200,249     39,673,000     244,535,922     299,774,625      7,964,953     14,360,300
Proceeds from reinvestment
  of distributions .....................     1,457,750      1,068,845       6,775,632       7,350,635      1,246,658        949,722
Payments for shares redeemed ...........   (46,010,775)   (30,931,876)   (230,769,999)   (312,138,031)    (7,339,935)    (5,790,446)
                                           -----------    -----------    ------------    ------------     ----------     ----------
Net increase (decrease) in net assets
  from capital share transactions ......    12,647,224      9,809,969      20,541,555      (5,012,771)     1,871,676      9,519,576
                                            ----------      ---------      ----------      ----------      ---------      ---------

Net increase (decrease)
  in net assets ........................    12,647,224      9,809,969      20,541,168      (5,011,550)     1,470,474      9,945,284

NET ASSETS
Beginning of year ......................    26,190,764     16,380,795     133,416,665     138,428,215     20,279,517     10,334,233
                                            ----------     ----------     -----------     -----------     ----------     ----------

End of year ............................  $ 38,837,988   $ 26,190,764   $ 153,957,833   $ 133,416,665   $ 21,749,991   $ 20,279,517
                                          ============   ============   =============   =============   ============   ============

TRANSACTIONS IN SHARES OF THE FUNDS
Sold ...................................    57,200,249     39,673,000     244,535,922     299,774,625        805,036      1,428,902
Issued in reinvestment
  of distributions .....................     1,457,750      1,068,845       6,775,632       7,350,635        126,431         94,806
Redeemed ...............................   (46,010,775)   (30,931,876)   (230,769,999)   (312,138,050)      (743,472)      (574,171)
                                           -----------    -----------    ------------    ------------       --------       --------
Net increase (decrease) ................    12,647,224      9,809,969      20,541,555      (5,012,790)       187,995        949,537
                                            ==========      =========      ==========      ==========        =======        =======

See Notes to Financial Statements


Annual Report                           Statements of Changes in Net Assets   23


                         NOTES TO FINANCIAL STATEMENTS

MARCH 31, 1997

1. Organization and Summary of Significant Accounting Policies Organization-- American Century Premium Reserves, Inc. (the Corporation) is registered under the Investment Company Act of 1940 as an open-end diversified management investment company. Three series of funds, investing primarily in fixed-income securities, are currently issued as : American Century - Benham Government Reserve Fund (Government Reserve), American Century - Benham Premium Capital Reserve Fund (Capital Reserve) and American Century - Benham Premium Bond Fund
(Bond) (the Funds). The investment objective of Government Reserve and Capital Reserve is to obtain as high a level of current income as is consistent with preservation of capital and maintenance of liquidity. The investment objective of Bond is to obtain a high level of income from investments in a portfolio of bonds and other debt obligations having a weighted average maturity of three and one-half years or more. The following significant accounting policies, related to the Funds, are in accordance with accounting policies generally accepted in the investment company industry.

Security Valuations-- Securities held by Government Reserve and Capital Reserve are valued at amortized cost, which approximates current value. Securities held by Bond are valued through valuations obtained through a commercial pricing service or at the mean of the most recent bid and asked prices. When valuations are not readily available, securities are valued at fair value as determined in accordance with procedures adopted by the Board of Directors.

Security Transactions-- Security transactions are accounted for on the date purchased or sold. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income-- Interest income is recorded on the accrual basis and includes amortization of premiums and discounts. Premiums and discounts are amortized daily on a straight-line basis for securities held by Government Reserve and Capital Reserve. Premiums and discounts are amortized using the effective interest rate method for Bond.

Repurchase Agreements-- The Funds may enter into repurchase agreements with institutions that the Funds' investment manager, American Century Investment Management, Inc. (ACIM), has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost. The Funds require that the securities purchased in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the funds to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the value of the securities transferred to ensure that the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the Funds under each repurchase agreement.

Joint Trading Account-- Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Funds, along with other registered investment companies having management agreements with ACIM and Benham Management Corporation, may transfer uninvested cash balances into a joint trading account held at the Funds' custodian. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status-- It is the Funds' policy to distribute all net investment income and net realized capital gains to shareholders and to otherwise qualify as a regulated investment company under the provisions of the Internal Revenue Code. Accordingly, no provision has been made for federal or state taxes.

Distributions to Shareholders-- Distributions from net investment income are declared daily and distributed monthly. Government Reserve and Capital Reserve do not expect to realize any long-term capital gains and, accordingly do not expect to pay any capital gains distributions. Distributions from net realized gains, for Bond, are declared and paid annually.

At March 31, 1997, accumulated net realized short-term capital loss carryovers for Capital Reserve and Bond of $1,045 and $22,631, respectively, (expiring 2003 through 2005) may be used to offset future taxable gains.

The character of distributions made during the year from net investment income or net realized capital gains may differ from their ultimate characterization for federal income tax purposes. These differences are due to differences in the recognition of income and expense items for financial statement and tax purposes.

Supplementary Information-- Certain officers and directors of the Corporation are also officers and/or directors, and, as a group, controlling stockholders of American Century Companies, Inc. (ACC), the parent of the Corporation's investment advisor, ACIM, the Corporation's distributor, American Century Investment Services, Inc. (ACIS), and the Corporation's transfer agent, American Century Services Corporation (ACSC).


24   Notes to Financial Statements                  American Century Investments


                         NOTES TO FINANCIAL STATEMENTS

MARCH 31, 1997

Use of Estimates-- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the period. Actual results could differ from these estimates.

--------------------------------------------------------------------------------
2. Transactions with Related Parties

The Corporation has entered into a Management Agreement with ACIM that provides the Funds with investment advisory and management services in exchange for a single, unified fee. The Agreement provides that all expenses of the Funds, except brokerage commissions, taxes, interest, expenses of those directors who are not considered "interested persons" as defined in the Investment Company Act of 1940 (including counsel fees) and extraordinary expenses, will be paid by ACIM. The fee is computed daily and paid monthly based on each Fund's average daily closing net assets during the previous month. The annual management fee for each Fund is 0.45%.

--------------------------------------------------------------------------------
3. Investment Transactions

The aggregate cost of investment securities purchased (excluding short-term investments) for the year ended March 31, 1997, for Bond, totaled $10,830,750 for U.S. Treasury and Agency obligations and $3,332,079 for other debt obligations. Proceeds from investment securities sold (excluding short-term investments), for Bond, totaled $6,825,558 for U.S. Treasury and Agency obligations and $5,568,592 for other debt obligations.

As of March 31, 1997, accumulated net unrealized depreciation, based on the aggregate cost of investments of $21,801,380 for federal income tax purposes, was $439,031, for Bond, consisting of unrealized appreciation of $62,975, and unrealized depreciation of $502,006.

--------------------------------------------------------------------------------
4. Corporate Events

The following name changes became effective January 1, 1997:

                    NEW NAMES                                                   FORMER NAMES

Funds' Issuer:      American Century Premium Reserves, Inc.                     Twentieth Century Premium Reserves, Inc.
Funds:              American Century - Benham Premium Government Reserve Fund   Twentieth Century Premium Government Reserve
                    American Century - Benham Premium Capital Reserve Fund      Twentieth Century Premium Capital Reserve
                    American Century - Benham Premium Bond Fund                 Twentieth Century Premium Managed Bond
Parent Company:     American Century Companies, Inc.                            Twentieth Century Companies, Inc.
Distributor:        American Century Investment Services, Inc.                  Twentieth Century Securities, Inc.
Transfer Agent:     American Century Services Corporation                       Twentieth Century Services, Inc.


Annual Report                                 Notes to Financial Statements   25

                              FINANCIAL HIGHLIGHTS
                           PREMIUM GOVERNMENT RESERVE

                                               For a Share Outstanding Throughout the Years Ended March 31

                                                                 1997         1996         1995          1994
PER-SHARE DATA
Net Asset Value,
Beginning of Year ..........................................    $1.00         $1.00        $1.00        $1.00
                                                                -----         -----        -----        -----
Income From Investment Operations
  Net Investment Income ....................................     0.05          0.05         0.05         0.03
                                                                 ----          ----         ----         ----
Distributions
  From Net Investment Income ...............................    (0.05)        (0.05)       (0.05)       (0.03)
                                                                -----         -----        -----        -----
Net Asset Value, End of Year ...............................    $1.00         $1.00        $1.00        $1.00
                                                                =====         =====        =====        =====
  Total Return(1) ..........................................     5.07%         5.49%        4.62%        2.75%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses
to Average Net Assets ......................................     0.45%        0.44%        0.45%         0.45%
Ratio of Net Investment Income
to Average Net Assets ......................................     4.96%        5.30%        4.84%         2.72%
Net Assets, End
of Year (in thousands) .....................................   $38,838      $26,191      $16,381        $5,459

(1)  Total  return   assumes   reinvestment   of  dividends  and  capital  gains
     distributions, if any.

See Notes to Financial Statements

26   Financial Highlights                           American Century Investments

                              FINANCIAL HIGHLIGHTS
                            PREMIUM CAPITAL RESERVE

                                               For a Share Outstanding Throughout the Years Ended March 31

                                                                 1997         1996         1995          1994
PER-SHARE DATA
Net Asset Value,
Beginning of Year ..........................................    $1.00         $1.00        $1.00        $1.00
                                                                -----         -----        -----        -----
Income From Investment Operations
  Net Investment Income ....................................     0.05          0.05         0.05         0.03
                                                                 ----          ----         ----         ----
Distributions
  From Net Investment Income ...............................    (0.05)        (0.05)       (0.05)       (0.03)
                                                                -----         -----        -----        -----
Net Asset Value, End of Year ...............................    $1.00         $1.00        $1.00        $1.00
                                                                =====         =====        =====        =====
  Total Return (1) .........................................     5.13%         5.58%        4.66%        2.81%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses
to Average Net Assets ......................................     0.45%        0.45%        0.45%         0.45%
Ratio of Net Investment Income
to Average Net Assets ......................................     5.01%        5.50%        4.76%         2.83%
Net Assets, End
of Year (in thousands) ..................................... $153,958     $133,417     $138,428       $38,823

(1)  Total  return   assumes   reinvestment   of  dividends  and  capital  gains
     distributions, if any.

See Notes to Financial Statements


Annual Report                                          Financial Highlights   27

                              FINANCIAL HIGHLIGHTS
                                  PREMIUM BOND

                                               For a Share Outstanding Throughout the Years Ended March 31

                                                                 1997         1996         1995          1994
PER-SHARE DATA
Net Asset Value,
Beginning of Year .........................................     $9.93         $9.46        $9.64       $10.00
                                                                -----         -----        -----       ------
Income From Investment Operations
  Net Investment Income ...................................      0.61          0.61         0.59         0.46
  Net Realized and Unrealized
  Gain (Loss) on Investments ..............................     (0.17)         0.47        (0.18)       (0.36)
                                                                -----          ----        -----        -----
  Total From
  Investment Operations ...................................      0.44          1.08         0.41         0.10
                                                                 ----          ----         ----         ----
Distributions
  From Net Investment Income ..............................     (0.61)        (0.61)       (0.59)       (0.46)
                                                                -----         -----        -----        -----
Net Asset Value, End of Year ..............................     $9.76         $9.93        $9.46        $9.64
                                                                =====         =====        =====        =====
  Total Return(1) .........................................      4.57%        11.53%        4.48%        0.92%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses
to Average Net Assets .....................................      0.45%        0.43%        0.45%         0.45%
Ratio of Net Investment Income
to Average Net Assets .....................................      6.20%        6.08%        6.30%         4.65%
Portfolio Turnover ........................................        63%          92%          51%          144%
Net Assets, End
of Year (in thousands) ....................................   $21,750      $20,280      $10,334        $8,080

(1)  Total  return   assumes   reinvestment   of  dividends  and  capital  gains
     distributions, if any.

See Notes to Financial Statements


28   Financial Highlights                           American Century Investments


                         REPORT OF INDEPENDENT AUDITORS

The Board of Directors and Shareholders
American Century Premium Reserves, Inc.

We have audited the accompanying statements of assets and liabilities of American Century Premium Reserves, Inc. (formerly Twentieth Century Premium Reserves, Inc.) (comprised of the American Century - Benham Premium Government Reserve [formerly Premium Government Reserve], American Century - Benham Premium Capital Reserve [formerly Premium Capital Reserve] and American Century - Benham Premium Bond [formerly Premium Managed Bond] portfolios) (the Funds), including the schedules of investments, as of March 31, 1997, and the related statements of operations for the year then ended and statements of changes in net assets for each of the two years then ended and the financial highlights for each of the four years then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 1997, by correspondence with the custodian. As to securities relating to uncompleted transactions, we performed other audit procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective Funds comprising American Century Premium Reserves, Inc. at March 31, 1997, and the results of their operations, changes in their net assets, and the financial highlights for the periods indicated above, in conformity with generally accepted accounting principles.

                                                            /s/Ernst & Young LLP
                                                            Ernst & Young LLP
Kansas City, Missouri
April 25, 1997

Annual Report                                Report of Independent Auditors   29


                              IMPORTANT NOTICE FOR
                        ALL IRA AND 403(b) SHAREHOLDERS

As required by law, any distributions you receive from an IRA and certain 403(b) distributions [not eligible for rollover to an IRA or to another 403(b)] are subject to federal income tax withholding at the rate of 10% of the total amount withdrawn, unless you elect not to have withholding apply. If you don't want us to withhold on this amount, you may send us a written notice not to have the federal income tax withheld. Your written notice is valid for six months from the date of receipt at American Century. Even if you plan to roll over the amount you withdraw to another tax-deferred account, the withholding rate still applies to the withdrawn amount unless we have received a written notice not to withhold federal income tax within six months prior to the withdrawal.

When you plan to withdraw, you may make your election by completing our Exchange/ Redemption form or an IRS Form W-4P. Call American Century for either form. Your written election is valid for only six months from the date of receipt at American Century. You may revoke your election at any time by sending a written notice to us.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don't have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient.


30   Important Notice                               American Century Investments


                                     NOTES

Annual Report                                                         Notes   31


                             BACKGROUND INFORMATION

Investment Philosophy & Policies

American Century Investments offers 42 fixed-income funds, ranging from money market funds to long-term bond funds and including both taxable and tax-exempt funds.

Premium Government Reserve and Premium Capital Reserve are money market funds that seek to obtain as high a level of current income as is consistent with the preservation of capital and maintenance of liquidity. The funds will purchase only securities having remaining maturities of 13 months or less and maintain a weighted average portfolio maturity of not more than 90 days.

An investment in the funds is neither insured nor guaranteed by the U.S. government. Yields will fluctuate, and there can be no assurance that the funds will be able to maintain a stable net asset value of $1 per share. Past performance is no guarantee of future results.

Premium Bond seeks a high level of income from investment in longer-term bonds and other debt instruments. It is designed for investors whose primary goal is a level of income higher than is generally provided by money market or short-and intermediate-term securities and who can accept the generally greater price volatility associated with longer-term bonds.

Comparative Indices

The following indices are used in the report to serve as fund performance comparisons. They are not investment products available for purchase.

The 90-Day Treasury Bill Index is derived from secondary market interest rates as published by the Federal Reserve Bank.

The Lehman Aggregate Bond Index is composed of the Lehman Government/Corporate Index and the Lehman Mortgage-Backed Securities Index. It reflects the price fluctuations of Treasury securities, U.S. government agency securities, corporate bond issues and mortgage-backed securities.

Lipper Rankings

Lipper Analytical Services, Inc. is an independent mutual fund ranking service that groups funds according to their investment objectives. Rankings are based on average annual returns for each fund in a given category for the periods indicated. Rankings are not included for periods less than one year.

The Lipper category for the Premium Reserve funds are:

Institutional U.S. Government Money Market Funds (Premium Government Reserve)--funds with dollar-weighted average maturities of less than 90 days that intend to maintain a stable net asset value and that invest principally in financial instruments issued or guaranteed by the U.S. government, its agencies or instrumentalities.

Institutional Money Market Funds (Premium Capital Reserve)--funds with dollar-weighted average maturities of less than 90 days that intend to maintain a stable net asset value and that invest in high-quality financial instruments rated in the top two grades.

Corporate Debt Funds Rated A (Premium Bond)--funds that invest at least 65% of their assets in government issues or corporate debt issues rated A or better.


PORTFOLIO MANAGEMENT TEAM
Senior Vice President and
Portfolio Manager                   Bud Hoops
Vice President and
Senior Portfolio Manager            Bob Gahagan
Portfolio Manager                   Jeff Houston


CREDIT RESEARCH TEAM
Taxable Fixed-Income
Research Director                   Vicki Zesses
Senior Credit Research Analysts     Edward Grant, Tanya Fleischer
Credit Research Analysts            Michael Difley, Tom Vaiana,
                                    John Walsh
Associate Credit Research Analyst   Sudha Mani


32   Background Information                         American Century Investments


                                    GLOSSARY

Returns

o Total Return figures show the overall percentage change in the value of a hypothetical investment in the fund and assume that all of the fund's distributions are reinvested.

o Average Annual Returns illustrate the annually compounded returns that would have produced the fund's cumulative total returns if the fund's performance had been constant over the entire period. Average annual returns smooth out variations in a fund's return; they are not the same as fiscal year-by-year results. For fiscal year-by-year returns, please refer to the "Financial Highlights" on pages 26-28.

Yields

o 7-day Current Yield is calculated based on the income generated by an investment in the fund over a seven-day period and is expressed as an annual percentage rate.

o 7-day Effective Yield is calculated similarly, although this figure is slightly higher than the fund's 7-Day Current Yield because of the effects of compounding. The 7-Day Effective Yield assumes that income earned from the fund's investments is reinvested and generating additional income.

o 30-day SEC Yield represents net investment income earned by the fund over a 30-day period, expressed as an annual percentage rate based on the fund's share price at the end of the 30-day period. The SEC yield should be regarded as an estimate of the fund's rate of investment income, and it may not equal the fund's actual income distribution rate, the income paid to a shareholder's account, or the income reported in the fund's financial statements.

Portfolio Statistics

o Number of Securities--the number of different securities held by a fund on a given date.

o Weighted Average Maturity (WAM)--a measurement of the sensitivity of a fixed-income portfolio to interest rate changes. WAM indicates the average time until the securities in the portfolio mature, weighted by dollar amount. The longer the WAM, the more interest rate exposure and sensitivity the portfolio has.

o Average Duration--another measure of the sensitivity of a fixed-income portfolio to interest rate changes. Duration is a time-weighted average of the interest and principal payments of the securities in a portfolio. As the duration of a portfolio increases, so does the impact of a change in interest rates on the value of the portfolio.

o    Expense  Ratio--the   operating  expenses  of  the  fund,  expressed  as  a
     percentage of average net assets.

Types of Fixed-Income Securities

o Certificates of Deposit (CDs)--CDs represent a bank's obligation to repay money deposited with it for a specified period of time.

o Commercial Paper (CP)--short-term debt issued by large corporations to raise cash and to cover current expenses in anticipation of future revenues.

o Corporate Bonds--debt securities or instruments issued by companies and corporations.

o Floating-Rate Notes (Floaters)--debt securities whose interest rates change when a designated base rate changes. The base rate is often the federal funds rate, the 90-day Treasury bill rate or the London Interbank Offered Rate (LIBOR).

o Foreign Government Securities--debt securities issued or guaranteed by foreign governments or their political subdivisions. Some of these securities are direct obligations of the issuing government; others are backed by some form of government sponsorship.

o Mortgage-Backed Securities--debt securities that represent ownership in pools of mortgage loans.

o Repurchase Agreements (Repos)--short-term debt agreements in which a fund buys a security at one price and simultaneously agrees to sell it back to the seller at a slightly higher price on a specified date (usually within seven days).

o U.S. Government Agency Securities--debt securities issued by U.S. government agencies (such as the Federal Home Loan Bank and the Federal Farm Credit Bank). Government agency securities include discount notes (maturing in one year or less) and medium-term notes, debentures and bonds (maturing in three months to 50 years).

o U.S. Treasury Securities--debt securities issued by the U.S. Treasury and backed by the direct "full faith and credit" pledge of the U.S. government. Treasury securities include bills (maturing in one year or less), notes (maturing in two to 10 years) and bonds (maturing in more than 10 years).


Annual Report                                                      Glossary   33

[american century logo]
American
Century(sm)

P.O. Box 419200
Kansas City, Missouri
64141-6200

Person-to-Person Assistance:
1-800-345-2021 or 816-531-5575

Automated Information Line:
1-800-345-8765

Telecommunications Device for the Deaf:
1-800-634-4113 or 816-444-3485

Fax: 816-340-7962

Internet: www.americancentury.com


AMERICAN CENTURY PREMIUM RESERVES, INC.

Investment Manager
AMERICAN CENTURY INVESTMENT MANAGEMENT


This  report  and  the   statements   it
contains are  submitted  for the general
information  of  our  shareholders.  The
report    is    not    authorized    for
distribution to prospective investors unless preceded or accompanied by an effective prospectus.

American Century Investment Services, Inc.


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